SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2004

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 683-1200

Item 5. Other Events.

On February 23, 2004, EXACT Sciences Corporation (the “Company”) announced the resignation of John A. McCarthy, Jr., Executive Vice President, Chief Financial Officer and Treasurer, effective February 19, 2004.  Stephen Read, Vice President and Corporate Controller, has assumed the role of interim Chief Financial Officer while the Company completes its search for a permanent replacement.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at the Company’s Internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

Item 9.    Regulation FD Disclosure.

The press release issued by the Company dated February 23, 2004, titled “EXACT Sciences Announces Departure of Chief Financial Officer John McCarthy,” is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

February 23, 2004	By:	/s/ Don Hardison
Don Hardison President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 23, 2004